SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 22, 2004
                                                       (DECEMBER 6, 2004)



                                SPATIALIGHT, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          New York                   000-19828                   16-1363082
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(STATE OR OTHER JURISDICTION        (COMMISSION                (IRS EMPLOYER
      OF INCORPORATION)             FILE NUMBER)             IDENTIFICATION NO.)



Five Hamilton Landing, Suite 100, Novato, California             94949
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      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


        Registrant's telephone number, including area code (415) 883-1693
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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                                TABLE OF CONTENTS


Item 4.01         Changes in Registrant's Certifying Accountants.

Item 9.01         Financial Settlements and Exhibits.

                  SIGNATURES


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This current report on Form 8-K/A is being filed to amend and restate in its entirety Items 4.01 and 9.01 of the current report on Form 8-K filed by SpatiaLight, Inc. with the Securities and Exchange Commission on December 10, 2004.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         SpatiaLight, Inc. (the "Company") and BDO Seidman, LLP mutually agreed that BDO Seidman, LLP would resign as the Company's independent public accountant and on December 6, 2004, the Company received a letter from BDO Seidman, LLP confirming such resignation.

         During each of the fiscal year ended December 31, 2003 and the fiscal year ended December 31, 2002, and the subsequent interim period from January 1, 2004 through December 6, 2004, there were no disagreements between the Company and BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, LLP, would have caused BDO Seidman, LLP to make reference to the subject matter of the disagreement(s) in connection with its report on the consolidated financial statements for such periods.

         With respect to the fiscal year ended December 31, 2003 and the fiscal year ended December 31, 2002, BDO Seidman, LLP's report on the financial statements of the Company did not contain an adverse opinion or a disclaimer opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that BDO Seidman, LLP's report, dated March 3, 2003, included in Item 7 of the Company's Form 10-KSB filed with the Securities and Exchange Commission on April 15, 2003, with respect to the Company's financial statements for the fiscal year ended December 31, 2002, included an explanatory paragraph regarding substantial doubt about the Company's ability to continue as a going concern.

         During each of the fiscal year ended December 31, 2003 and the fiscal year ended December 31, 2002, and the subsequent interim period from January 1, 2004 through December 6, 2004, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

         The Company provided a copy of the foregoing disclosures to BDO Seidman, LLP prior to the date of the filing of this report and requested that BDO Seidman, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the statements in this Item 4.01. A copy of the letter furnished in response to that request (as required by Item 304 (a)(3) of Regulation S-K) dated December 10, 2004, is filed as Exhibit 16.1 to this Form 8-K.

         On December 10, 2004, the Audit Committee of the Company engaged Odenberg, Ullakko, Muranishi & Co. LLP ("OUM") as the Company's independent public accountant. OUM is a member of the BDO Seidman, LLP alliance of accounting firms, but OUM is entirely separate from and independent of BDO Seidman, LLP. The Company did not, nor did anyone on its behalf, consult OUM during the Company's two (2) most recent fiscal years and during the subsequent interim period prior to the Company's engagement of OUM regarding the

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application of accounting principles to a specified transaction (completed or proposed) or the type of audit opinion that might be rendered on the Company's financial statements. The Audit Committee's decision was based upon a review of competitive bids submitted from various accounting firms.


         The Company provided OUM and BDO Seidman, LLP with a copy of this disclosure before it was filed with the SEC.


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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         16.1     Letter from BDO Seidman, LLP dated December 21, 2004


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 22, 2004


                                        SPATIALIGHT, INC.


                                        By: /s/ ROBERT A. OLINS
                                            ------------------------------------
                                            Name: Robert A. Olins
                                            Title: Chief Executive Officer
                                            (Principal Executive, Financial and
                                            Accounting Officer)


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